                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                SCHEDULE 14A

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/     Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                          KENDLE INTERNATIONAL INC.
------------------------------------------------------------------------------
              (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

------------------------------------------------------------------------------
  (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:........................................................
      (2)  Aggregate number of securities to which transaction
           applies:........................................................
      (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth
           the amount on which the filing fee is calculated and
           state how it was determined): ..................................
      (4)  Proposed maximum aggregate value of transaction:................
      (5)  Total fee paid:.................................................

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:.........................................
      (2)  Form, Schedule or Registration Statement No.:...................
      (3)  Filing Party:...................................................
      (4)  Date Filed:.....................................................

                               [Kendle logo]

                           ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 11, 2006

                           ----------------------

TO THE SHAREHOLDERS OF KENDLE INTERNATIONAL INC.:

     The Annual Meeting of Shareholders of Kendle International Inc. (the "Company") will be held Thursday, May 11, 2006, at 9:30 a.m. Eastern Time in the Green Room at the Aronoff Center for the Arts, 650 Walnut Street, Cincinnati, Ohio for the following purposes:

     1. To elect eight directors to hold office for the ensuing year or until their respective successors are elected and qualified;

     2. To ratify the appointment of Deloitte & Touche LLP as the Company's registered public accounting firm for 2006; and

     3. To consider and act upon any other matters that may properly come before the meeting or any postponement or adjournment thereof.

     The Board of Directors of the Company has designated the close of business on March 23, 2006, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the meeting or any postponement or adjournment thereof. Only shareholders of record of the Company's Common Stock at the close of business on that date will be entitled to vote.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to be personally present at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope. If you later desire to revoke your proxy, you may do so at any time before it is exercised.

                                    By Order of the Board of Directors,

                                    /s/ Karl Brenkert III

                                    Karl Brenkert III
                                    Secretary

DATED: APRIL 3, 2006


------------------------------------------------------------------------------
 WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE, SIGN AND
                                                              ----  ----
 PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE. A PROXY MAY BE
          ------
 REVOKED BY WRITTEN NOTICE OF REVOCATION, BY SUBMISSION OF A LATER PROXY OR
 BY ATTENDING THE MEETING AND VOTING IN PERSON (ALTHOUGH PRESENCE AT THE ANNUAL MEETING WILL NOT IN AND OF ITSELF CONSTITUTE REVOCATION OF THE
 PROXY).
------------------------------------------------------------------------------

PAGE>

                                 [Kendle Logo]

                                1200 CAREW TOWER
                                441 VINE STREET
                             CINCINNATI, OHIO 45202

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

    Kendle International Inc. (the "Company"), on behalf of its Board of Directors, is requesting your proxy for use at the Annual Meeting of Shareholders on May 11, 2006, and at any postponement or adjournment thereof (the "Annual Meeting"), pursuant to the foregoing Notice. This Proxy Statement and the accompanying proxy card are being mailed to shareholders with the Company's 2005 Annual Report to Shareholders on or about April 7, 2006.

                          VOTING AT THE ANNUAL MEETING

RECORD DATE

    As of March 23, 2006, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, the Company had 14,270,698 shares of Common Stock, no par value ("Common Stock"), issued and outstanding. Only shareholders of record at the close of business on March 23, 2006, will be entitled to vote at the Annual Meeting.

QUORUM FOR THE MEETING

    A quorum is necessary to conduct business at the Annual Meeting. To reach a quorum at the Annual Meeting, at least a majority of the outstanding shares of Common Stock eligible to vote must be represented either in person or by proxy. Abstentions from voting and broker non-votes (described below) will be included in determining the presence of a quorum, but, as described below, will not count for voting purposes.

VOTES REQUIRED

    Each share is entitled to one vote. Shareholders may vote in person or by proxy at the Annual Meeting. As a shareholder, you may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you hold shares through someone else, such as a broker, you may get material from them asking how you want to vote. With the exception of the election of directors, for which a plurality is required, the vote required on all matters to be voted upon is a majority of shares actually voted. Shareholders are not entitled to cumulate votes. Shares of Common Stock represented by properly executed proxies received in the accompanying form will be voted in accordance with the instructions contained in those proxies. In the absence of contrary instructions, such shares will be voted: (1) to elect the director nominees named in this Proxy Statement; and (2) to ratify the appointment of Deloitte & Touche LLP as the Company's registered public accounting firm. If any other matters properly come before the Annual Meeting, each proxy will be voted at the discretion of the individuals named as proxies on the proxy card.

    In the event a broker, bank, custodian, nominee or other record holder of shares indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter(s) (a "broker non-vote"), those shares will be considered as present for the purposes of determining a quorum but not entitled to vote with respect to the matter(s).

REVOKING OR CHANGING YOUR VOTE

     Proxies given may be revoked at any time prior to the Annual Meeting by filing with the Company's Secretary, Karl Brenkert III, either a written revocation or a duly executed proxy card bearing a later date, or by appearing at the Annual Meeting and voting in person (although presence at the Annual Meeting will not in and of itself constitute revocation of the proxy). If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the institution that holds your shares to be able to vote at the Annual Meeting.

                             PRINCIPAL SHAREHOLDERS

    The following shareholders are the only persons known by the Company to own beneficially at least five percent (5%) of its outstanding Common Stock as of March 3, 2006:

                                                                AMOUNT AND NATURE OF
TITLE OF CLASS        NAME AND ADDRESS OF BENEFICIAL OWNER      BENEFICIAL OWNERSHIP   PERCENT OF CLASS(1)
--------------        ------------------------------------      --------------------   -------------------
Common Stock      Candace Kendle(2)...........................       1,072,638                  7.5%
                     1200 Carew Tower
                     441 Vine St.
                     Cincinnati, OH 45202

Common Stock      Christopher C. Bergen(3)....................         987,793                  6.9%
                     1200 Carew Tower
                     441 Vine St.
                     Cincinnati, OH 45202

Common Stock      Thompson, Siegel & Walmsley, Inc.(4)........         793,560                  5.7%
                     5000 Monument Avenue
                     Richmond, VA 23230

Common Stock      Nicholas Applegate Capital Management
                    LLC(5)....................................         721,304                  5.1%
                     600 West Broadway, 29th Floor
                     San Diego, CA 92101


---------

(1) For each of Dr. Kendle and Mr. Bergen, percentages for each such owner are based on the following: (i) 14,236,272 shares of Common Stock issued and outstanding as of March 3, 2006; plus (ii) shares of Common Stock that such owner has the right to acquire within 60 days of March 3, 2006, pursuant to the exercise of stock options. For the other beneficial owners listed in the table, the percentages listed reflect disclosures in the Schedule 13G filed by each respective beneficial owner.

(2) Dr. Kendle's beneficial ownership includes: (i) 13,870 shares for which Dr. Kendle holds options exercisable within 60 days of March 3, 2006; and (ii) restricted stock awards in the amount of 20,000 shares of Common Stock, 6,666 of which have not vested. This total amount does not include: (i) 987,793 shares of Common Stock beneficially owned by Mr. Bergen, Dr. Kendle's husband; (ii) 18,236 shares held directly by Hazel Kendle, Dr. Kendle's mother; and (iii) 561,250 shares of Common Stock held in trust by the Kendle Bryan and Mark Brettschneider Irrevocable Stock Trusts, under which the children of Dr. Kendle are beneficiaries. Dr. Kendle does not exercise voting or investment control over either trust.

(3) Mr. Bergen's beneficial ownership includes: (i) 13,620 shares for which Mr. Bergen holds options exercisable within 60 days of March 3, 2006; and (ii) restricted stock awards in the amount of 9,500 shares of Common Stock, 3,332 of which have not vested. This total amount does not include: (i) 1,072,638 shares of Common Stock beneficially owned by Dr. Kendle, Mr. Bergen's wife; and (ii) 561,250 shares of Common Stock held in trust by the Kendle Bryan and Mark Brettschneider Irrevocable Stock Trusts, under which the children of Dr. Kendle, Mr. Bergen's wife, are beneficiaries. Mr. Bergen does not exercise voting or investment control over either trust.

                                       2


(4) This information is taken from a Schedule 13G filed by the beneficial owner(s) with the Securities and Exchange Commission to report Common Stock ownership as of December 31, 2005. In this Schedule 13G, the beneficial owner(s) reported having sole voting power with respect to 545,180 shares, sole dispositive power with respect to 793,560 shares and shared voting power with respect to 248,380 shares.

(5) This information is taken from a Schedule 13G filed by the beneficial owner(s) with the Securities and Exchange Commission to report Common Stock ownership as of December 31, 2005. In this Schedule 13G, the beneficial owner(s) reported having shared voting power with respect to 266,904 shares and sole voting and sole dispositive power with respect to 454,400 shares.


                             ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

    The Board is nominating for election the following directors: Dr. Candace Kendle, Mr. Christopher C. Bergen, Mr. Robert R. Buck, Dr. G. Steven Geis, Dr. Donald C. Harrison, Dr. Timothy E. Johnson, Dr. Frederick A. Russ and Mr. Robert
C. Simpson. Each of these nominees served as a member of the Company's Board of Directors in 2005. All of the nominees, except Dr. Kendle and Mr. Bergen, are independent directors as defined by Nasdaq listing standards and in accordance with the Company's Independence Standards. All directors elected at the Annual Meeting will be elected to hold office until the next Annual Meeting or until their successors are elected and qualified.

    During 2005, the Board of Directors held five meetings and acted by unanimous written consent on three occasions. The independent directors are required to hold at least two executive sessions per year under the Company's Policy Statement for the Board of Directors (the "Board Policy Statement"). However, the Board's practice has been to hold executive sessions after every quarterly Board meeting, and the Board did so in 2005. Under the Board Policy Statement, the Chairman of the Nominating and Corporate Governance Committee serves as Chairman of these executive sessions. In addition to meetings and executive sessions, the Board members participate with the Company's executive officers in a quarterly meeting that precedes each of the Company's quarterly earnings releases. Directors are expected to attend the Annual Meeting of Shareholders and all Board of Directors meetings and meetings of committees on which they serve. During the last fiscal year, each director attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors and all committees on which he or she served. Seven of the eight current directors and nominees attended the 2005 Annual Meeting of Shareholders.

    Proxies will be voted in favor of election of the nominees named herein unless authority to vote is withheld. If any of the nominees becomes unable to accept election or declines to serve, neither of which the Board anticipates, it is intended, in the absence of contrary direction, that the proxies will be voted for the balance of those named above and for substitute nominee(s) as the Board may designate. The proxies will in no event be voted for a greater number of nominees than eight. The eight nominees receiving the highest number of votes will be elected.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

INFORMATION ABOUT NOMINEES

    CANDACE KENDLE, PHARM.D., 59, co-founded the Company in 1981 and has served as Chief Executive Officer since its incorporation. Dr. Kendle has been Chairman of the Board since 1991. From 1979 through 1981, she served as Clinical Associate Professor of Pediatrics at The University of Pennsylvania School of Medicine; Clinical Assistant Professor at Philadelphia College of Pharmacy and Sciences; and Director, Department of Pharmacy, The Children's Hospital of Philadelphia. She serves as a director of H. J. Heinz Company, a food products manufacturer. She has published more than 15 scientific articles. She is the wife of Christopher C. Bergen, President and Chief Operating Officer of the Company.

    CHRISTOPHER C. BERGEN, 55, co-founded the Company in 1981 and since its incorporation has served as a director and its President and Chief Operating Officer. From 1977 to 1981, Mr. Bergen served in various capacities at The Children's Hospital of Philadelphia, most recently as Associate Vice President. He is the husband of Candace Kendle, Chairman and Chief Executive Officer of the Company.

    ROBERT R. BUCK, 58, has served as a director of the Company since June 2003 and formerly served as a director of the Company from 1998 through August 2002. Mr. Buck currently serves as President and Chief Executive Officer of Beacon Roofing Supply, Inc. and as a member of its Board of Directors. From 1982 through January 2003, he served in a number of management and senior management positions with Cintas Corporation, most recently as President of its Uniform Rental Division. He serves as a director of Multi-Color Corporation, a provider of decorating solutions and packaging services.

    G. STEVEN GEIS, PH.D., M.D., 54, has served as a director of the Company since November 2002. Now retired, Dr. Geis served in a number of management and senior management positions with Pharmacia & Upjohn Company from 1985 to July 2002. He most recently served as Group Vice President: Arthritis, Cardiovascular and Oncology Clinical Development from March 2001 to July 2002 and Vice
President: Arthritis Clinical Development from August 1998 through March 2001. He has authored or co-authored numerous journal articles covering several therapeutic areas.

    DONALD C. HARRISON, M.D., 72, has served as a director of the Company since November 2001. Dr. Harrison is Senior Vice President and Provost for Health Affairs Emeritus at University of Cincinnati. He formerly served as the Senior Vice President and Provost for Health Affairs at University of Cincinnati from 1986 through 2002 and also served as the Chief Executive Officer of the University of Cincinnati Medical Center. He serves as a director of AtriCure, Inc., a medical device company. He also is a practicing cardiologist on a part-time basis and since 2004 has been a general partner in Charter Life Sciences, a California-based venture capital firm for which he manages the Cincinnati office. His professional experience includes 26 years at Stanford University School of Medicine and Stanford University Hospital, where he was Chief of Cardiology from 1967 to 1968. He is past national President of the American Heart Association and has served as a director for several not-for-profit organizations. He also serves as a director for start-up, privately owned medical device and biotechnology companies, including UMD, Inc., Medical Education and Consultation Inc. and EnteroMedics, Inc.

    TIMOTHY E. JOHNSON, PH.D., 63, has served as a director of the Company since November 2002. Dr. Johnson is a financial and investment consultant and has served as President of Johnson Investment Counsel, Inc. since 1965. Johnson Investment Counsel, Inc. is a registered investment adviser and manages portfolio assets for endowments, foundations, corporations, individuals and pension and profit sharing plans. He also serves as a Professor of Finance at University of Cincinnati where he has taught since 1970. He serves as a director or trustee for several civic and nonprofit organizations. He has written several articles on investment and financial management.

    FREDERICK A. RUSS, PH.D., 61, has served as a director of the Company since November 2002. Dr. Russ has served as the Senior Vice Provost for University of Cincinnati since October 1, 2004. From 1994 through September 2004, he served as the Dean of the College of Business Administration at University of Cincinnati. He serves on the Board of Directors of Charles & Colvard, Ltd., a manufacturer and supplier of specialty jewelry, and formerly served as its non-executive Chairman of the Board. He also serves as a director for the Economics Center for Education & Research. He has co-authored three textbooks and has written numerous articles on marketing strategy and the behavior of consumers and sales personnel.

    ROBERT C. SIMPSON, 74, has served as a director of the Company since July 2001. Now retired, Mr. Simpson has more than 40 years of global drug development experience. Most recently, he was Group President and Director of West Pharmaceutical Services, Inc., a manufacturer of specialty packaging products for the healthcare industry. He worked for West Pharmaceutical from 1978 to 1991. Prior to 1978, he spent 20 years with Pfizer Inc., serving in a number of senior management positions, including Executive Vice President of European Operations.

COMPENSATION OF DIRECTORS

    Directors who are employees of the Company are not separately compensated for serving as directors. Directors who are not employees of the Company receive compensation in the form of cash retainers, shares of Common Stock and options to purchase shares of Common Stock, all of which are described in more detail below.

    Non-employee directors are paid retainers of $3,000 for each Board meeting attended and $1,500 for each committee meeting attended. Their compensation is paid quarterly, in arrears, in the form of cash and shares of Common Stock in lieu of cash under the 2003 Directors' Compensation Plan. This plan specifies that non-employee directors will receive cash for fifty percent (50%) of the total retainer owed and shares of Common Stock in lieu of cash for the balance of the retainer owed.

    In addition to compensation under the 2003 Directors' Compensation Plan, directors are eligible to receive non-qualified, immediately exercisable options to purchase shares of Common Stock under the Company's 1997 Stock Option and Stock Incentive Plan. Under this plan, each non-employee director is granted an option to purchase 5,000 shares of Common Stock on the date of the director's first election or appointment to serve on the Board. Upon each annual election to the Board thereafter, a director will receive an option to purchase such number of shares of Common Stock, if any, as determined by the Board. In 2005, the Board approved a grant of options to purchase 5,000 shares of Common Stock to each non-employee director who was elected to the Board at the 2005 Annual Meeting of Shareholders. The exercise price for these options is the fair market value of Common Stock on the grant date.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors has established three committees that assist the Board in discharging its responsibilities. These committees, their members and functions are discussed below. The Board of Directors does not have an executive committee.

    MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

    The Management Development and Compensation Committee (the "Compensation Committee") is responsible for monitoring the performance of executive officers, reviewing the Company's compensation plans and policies, and administering the Company's stock-related benefit plans and succession plans for senior management. The Compensation Committee's specific responsibilities and duties are set forth in its Charter, which is available on the Company's Web site at www.kendle.com. During 2005, the Compensation Committee met one time and took action by unanimous written consent six times. Frederick A. Russ and Robert C. Simpson served on the Compensation Committee during all of 2005, and G. Steven Geis has served as Chairman of the Compensation Committee since February 2005. Each of the Compensation Committee's members is an independent director as defined by the Nasdaq listing standards and in accordance with the Company's Independence Standards. The Compensation Committee's report is set forth below.

             MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE
             -------------------------------------------------
                      REPORT ON EXECUTIVE COMPENSATION
                      --------------------------------

    The Company's executive compensation program is designed to align executive compensation with the achievement of strategic business goals that promote the long-term financial growth of the Company. This program is designed to attract and retain the highest caliber executive officers, to maximize shareholder value and to provide a compensation package that recognizes individual contributions as well as overall Company performance. The Management Development and Compensation Committee (throughout this report, the "Committee") reviews the executive compensation program annually in relation to the Company's annual financial goals and performance.

    Performance Tracking

    Under the direction of the Company's Chief Executive Officer, the Company implemented a performance tracking system to track the Company's performance against corporate imperatives in four areas - finance, sales and marketing, operations and personnel - and several indicator metrics within each of these imperatives. Under the tracking system, each of the Company's operating and primary support units, as well as the Chairman and CEO, maintains a scorecard to monitor the Company's performance for which the appropriate officer is accountable. The Board, as well as the Committee, regularly reviews these scorecards to determine performance of the officers against the Company's imperatives. In 2006, the Company expects to implement performance scorecards for employees throughout the organization as part of a Kendle Performance System that updates the current employee evaluation system. The Kendle Performance System will assess individual employee performance and make bonuses available to employees subject to both individual and Company performance.

    Components of 2005 Executive Officer Compensation

    The key elements of the Company's 2005 executive compensation program consisted of base salary and bonus. Executive officers also are eligible for awards under the 1997 Stock Option and Stock Incentive Plan although no such awards were granted to executive officers in 2005. The compensation of Dr. Candace Kendle, Chief Executive Officer, consists of these same elements.

    o Base Salary

    At a meeting held February 17, 2005, the Committee set salaries, effective March 28, 2005, for certain officers, including the Company's executive officers who are the Named Executives set forth in the Summary Compensation Table in this Proxy Statement. In establishing these salaries at the February 2005 meeting, the Committee reviewed management's recommendations against the pay practices for executive officers of comparable companies. The Committee's review of comparable companies included available data from the Company's competitors. In considering pay practices of comparable companies, the Committee reviewed all components of compensation, including base pay and total compensation packages, including cash bonus and other incentives in the form of stock options, restricted stock and otherwise. After reviewing marketplace data for comparable companies, the Committee considered corporate profitability, position responsibility levels and individual qualifications and performance, including a review of information available from the performance scorecards.

    o Bonus

    For 2005 performance, the Named Executives received a mid-year bonus and a year-end bonus. In August 2005 and February 2006, the Board approved payment of a mid-year and year-end bonus, respectively, that was generally available to all of the Company's employees for performance during the 2005 fiscal year. The Board approved these bonuses upon management's recommendation to reward employees for the Company's performance, which followed the completion of a corporate restructuring. In connection with the Board-approved bonuses, the Committee considered, reviewed and approved a mid-year bonus and a year-end bonus for the Named Executives. The total bonus payments to each of the Named Executives are set forth in the Summary Compensation Table in the Executive Compensation section of this Proxy Statement.

    In determining bonuses for the Named Executives, including the Chief Executive Officer, the Committee considered the Company's performance under the four corporate imperatives and metrics under each of these imperatives. The Committee also used the Company's 2002 Profit Share Plan for guidance although the terms of this Plan were not specifically applicable to the Named Executives in 2005. This plan was approved by the Board for use in 2002 and subsequently adopted, ratified and approved for use in later years in connection with Board-approved bonuses. Under the 2002 Profit Share Plan, incentive awards may be paid to eligible employees of the Company on the basis of achievement of specified Company financial results, such as revenue and earnings per share thresholds and targets, or other discretionary factors, including a general assessment of an employee's performance. Under this plan, the Company's employees are assigned target awards, expressed as a percentage of base salary, that are payable at the discretion of the Company's management or upon achievement of applicable performance criteria. The Committee expects increasingly to use the Kendle Performance System, including individual performance scorecards, as a tool in considering and structuring bonus awards available to the Named Executives.

    o Stock Options, Restricted Stock Awards and Other Performance Awards

    Under the Company's 1997 Stock Option and Stock Incentive Plan, the Committee may grant stock options, restricted and unrestricted stock awards and other performance awards to the Company's employees, including the Named Executives. The Committee has granted stock options and restricted stock to Named Executives in prior years but granted no such awards to the Named Executives in 2005.

    Compensation of the Chief Executive Officer

    As Chairman and Chief Executive Officer, Dr. Kendle receives compensation consisting of the three basic components - salary, bonus and equity compensation
- discussed above. Effective March 2005, the Committee adjusted Dr. Kendle's base salary to $344,578. For 2005 performance, Dr. Kendle received a mid-year bonus of $17,619 and a year-end bonus of $32,551 for a total 2005 bonus of $50,170. The Committee determined this 2005 compensation package on substantially the same criteria that were used for the other Named
Executives. The Committee reviewed and considered compensation practices of chief executive officers of comparable companies, including the Company's competitors. The Committee also reviewed and considered Dr. Kendle's individual qualifications and performance and the Company's performance against the four corporate imperatives that are measured by the performance tracking system.

    Policy on Section 162(m)

    Under Section 162(m) of the Internal Revenue Code of 1986, as amended, a public company may not deduct compensation in excess of $1 million paid to any of its Named Executives, unless such excess amount is performance-based compensation satisfying certain rules. The Company's 1997 Stock Option and Stock Incentive Plan is designed to qualify under the compensation requirements of this provision. However, no assurances can be made in this regard. Due to current salary levels and anticipated bonus targets, the Committee believes that it is unlikely that application of Section 162(m) will prevent the Company from claiming a deduction for the amount of compensation paid to its Named Executives.

                                   Submitted by the Management Development and Compensation Committee of the Board of Directors

                                   G. Steven Geis
                                   Frederick A. Russ
                                   Robert C. Simpson

    AUDIT COMMITTEE

    The Audit Committee is comprised of Robert R. Buck (Chairman), Timothy E. Johnson and Robert C. Simpson. During 2005, the Audit Committee met for seven regularly scheduled meetings and on four other occasions during which the Audit Committee members met with the registered public accounting firm to discuss financial statements related to the Company's quarterly and annual reporting. The Audit Committee also acted by written consent on one occasion. The Audit Committee is responsible for engagement and oversight of the registered public accounting firm, supervision of matters related to audit functions and review of internal policies and procedures regarding audit, accounting and other financial controls. The Audit Committee's specific responsibilities and duties are set forth in its Charter, which is available on the Company's Web site at www.kendle.com. The Audit Committee reviews and reassesses the adequacy of the Charter on an annual basis. Each of the members of the Audit Committee is an independent director as defined by the Nasdaq listing standards and in accordance with the Company's Independence Standards. Each Audit Committee member is able to read and understand fundamental financial statements as required by Nasdaq listing standards. Mr. Buck has been designated by the Board as the "Audit Committee financial expert" as defined by SEC rules. The Audit Committee's report is set forth below.

                         REPORT OF THE AUDIT COMMITTEE
                         -----------------------------

    The Audit Committee, in accordance with its written charter adopted by the Company's Board of Directors, assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2005, the Audit Committee discussed the interim unaudited consolidated financial information contained in each Quarterly Report on Form 10-Q with the Chief Financial Officer, Controller and registered public accounting firm prior to the Company's filing of each such Quarterly Report on Form 10-Q. The Audit Committee also discussed the audited consolidated financial statements with management.

    In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the registered public accounting firm a formal written statement describing all relationships between the firm and the Company that might bear on the firm's independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the firm any relationships that may impact its objectivity and independence and satisfied itself as to the firm's independence. The Audit Committee has concluded that Deloitte & Touche LLP's provision of non-audit services was compatible with maintaining independence.

    The Audit Committee also discussed with management and the registered public accounting firm the quality and adequacy of the Company's internal controls. In a meeting with the registered public accounting firm, the Audit Committee reviewed the audit plans and audit scope and identified audit risks.

    The Audit Committee discussed and reviewed with the registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the registered public accounting firm's examination of the consolidated financial statements.

    The Audit Committee reviewed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2005, with management and the registered public accounting firm. Management has responsibility for the preparation of the Company's consolidated financial statements and the registered public accounting firm has responsibility for the examination of those statements.

    Based on the above-mentioned review and discussions with management and the registered public accounting firm, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission. The Audit Committee also reappointed Deloitte & Touche LLP as the Company's registered public accounting firm for 2006. The Board concurred with both of these recommendations.

                   Submitted by the Audit Committee of the Board of Directors

                   Robert R. Buck
                   Timothy E. Johnson
                   Robert C. Simpson

    NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

    The Nominating and Corporate Governance Committee (the "Nominating Committee") is comprised of Frederick A. Russ (Chairman), G. Steven Geis and Donald C. Harrison. Each of the members of the Nominating Committee is an independent director as defined by the Nasdaq listing standards and in accordance with the Company's Independence Standards. During 2005, the Nominating Committee met two times and acted by unanimous written consent on one occasion.

    The Nominating Committee advises and makes recommendations to the Board of Directors with respect to: (i) director candidates for election by shareholders;
(ii) candidates to fill vacancies on the Board of Directors; (iii) committee assignments on the Board of Directors; (iv) Board compensation issues; and (v) other matters related to corporate governance. The Nominating Committee also oversees the Board's director education policy. The Nominating Committee, in fulfilling its duties, conducts annual evaluations to assess the effectiveness of the Board and each of its committees. The Nominating Committee's duties are described in more detail in its Charter, which is available on the Company's Web site at www.kendle.com.

    The Nominating Committee considers all potential candidates to serve on the Board, including those potential candidates recommended for nomination by shareholders. The Nominating Committee identifies candidates through a variety of sources but generally does not engage third parties to identify and evaluate candidates. However, the Committee, with Board approval, could engage a third party to identify and evaluate candidates. Shareholders desiring to submit recommendations for nominations by the Committee should direct them to the Chairman of the Nominating Committee in care of the Company at its address shown on the cover page of this Proxy Statement. Each shareholder may nominate one candidate for election as a director at next year's Annual Meeting of Shareholders provided the shareholder (i) is a shareholder of the Company of record at the time of the giving of notice for the meeting, (ii) is entitled to vote at the meeting in the election of directors, and (iii) has given timely written notice of the nomination to the Company's Secretary.

    The Nominating Committee will assess the qualifications of all candidates for the Board on an equal basis. In identifying and considering candidates for nomination to the Board of Directors, the Nominating Committee considers, among other factors, quality of experience, the needs of the Company and the range of talent and experience currently represented on the Board.

SECURITIES OWNERSHIP OF MANAGEMENT

    The following table sets forth certain information known to the Company with respect to beneficial ownership of Common Stock as of March 3, 2006, by each director and Named Executive (defined in the "Executive Compensation" section below) and by all directors and Named Executives as a group.

                                                     NUMBER OF
                                                       COMMON           OPTIONS
                                                       SHARES         EXERCISABLE
                                                    BENEFICIALLY       WITHIN 60                      PERCENT OF
TITLE OF CLASS  NAME OF BENEFICIAL OWNER              OWNED(1)           DAYS            TOTAL         CLASS(2)
--------------  ------------------------            ------------      -----------      ---------      ----------

Common Stock    Christopher C. Bergen(3)......         974,173          13,620           987,793          6.9%
Common Stock    Karl Brenkert III(4)..........           4,000           9,000            13,000            *
Common Stock    Robert R. Buck................           8,199          15,000            23,199            *
Common Stock    G. Steven Geis................          11,475          15,000            26,475            *
Common Stock    Donald C. Harrison............           4,032          25,000            29,032            *
Common Stock    Simon S. Higginbotham(5)......               0               0                 0            *
Common Stock    Timothy E. Johnson............          33,878          20,000            53,878            *
Common Stock    Candace Kendle(3).............       1,058,768          13,870         1,072,638          7.5%
Common Stock    Frederick A. Russ.............           8,357          15,000            23,357            *
Common Stock    Robert C. Simpson(6)..........           5,775          25,000            30,775            *
Common Stock    All Directors and Named
                  Executives as a group
                  (10 persons)................                                         2,260,147         15.7%

-------------------
*    Less than 1%

(1) The number of shares beneficially owned includes all vested and unvested restricted shares. The following unvested portions of restricted stock awards are included in the totals: 3,332 shares of Common Stock for Mr. Bergen; 2,000 shares of Common Stock for Mr. Brenkert; and 6,666 shares of Common Stock for Dr. Kendle.

(2) Percentage of beneficial ownership is based on 14,236,272 shares of Common Stock outstanding as of March 3, 2006.

(3) Shares of Common Stock beneficially owned does not include the following: (i) 561,250 shares of the Company's Common Stock held by the Kendle Bryan and Mark Brettschneider Irrevocable Stock Trusts, and (ii) 18,236 shares of Common Stock held directly by Hazel Kendle, Dr. Kendle's mother. The children of Dr. Kendle are the trusts' beneficiaries, and neither Dr. Kendle nor Mr. Bergen exercise voting or investment control over either trust.

(4)  Mr. Brenkert, 58, joined the Company in October 2002 and, upon Timothy
     M. Mooney's retirement effective December 31, 2002, was appointed Senior Vice President, Chief Financial Officer and Treasurer. Mr. Brenkert was appointed as the Company's Secretary upon Mr. Campbell's departure in June 2005 and formerly served as the Company's Secretary from November 2003 until May 2004. Mr. Brenkert served as Treasurer through September 2005. Prior to Mr. Brenkert's employment with the Company, he served as Vice President, Finance at Ryobi Technologies, Inc. in 2001. From 1995 through 2000, Mr. Brenkert served as the Chief Financial Officer-Public Transportation Services Division at Ryder Systems, Inc.

(5) Mr. Higginbotham, 45, joined the Company in January 2004 as Vice President and Chief Marketing Officer. Prior to joining the Company, Mr. Higginbotham was employed by Quintiles Transnational Corp. from 1998 through 2003 in director-level roles in marketing and new business development. Prior to joining Quintiles Transnational Corp., Mr. Higginbotham held senior-level marketing and product management positions with Proctor & Gamble Pharmaceuticals and Schering
     Healthcare, Ltd.

(6)  Includes 400 shares of Common Stock held by Mr. Simpson's spouse.

EXECUTIVE COMPENSATION

    The following table sets forth information regarding compensation paid for the last three fiscal years to individuals who served as executive officers of the Company in 2005 (the "Named Executives").

                                      SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION           LONG-TERM COMPENSATION
                                            ------------------------------    -------------------------
                                                                                       AWARDS
                                                                   OTHER      -------------------------
                                                                  ANNUAL      RESTRICTED     SECURITIES    ALL OTHER
                                                                  COMPEN-        STOCK       UNDERLYING     COMPEN-
                                            SALARY     BONUS     SATION(2)    AWARD(S)(3)     OPTIONS      SATION(4)
NAME AND PRINCIPAL POSITION         YEAR      ($)      (1)($)       ($)           ($)           (#)           ($)
---------------------------         ----    -------    ------    ---------    -----------    ----------    ---------

Dr. Candace Kendle................  2005    344,578    50,170           -            -              -            -
  Chairman of the Board and         2004    331,134         -           -       83,000              -            -
  Chief Executive Officer           2003    310,125    43,000           -            -          7,500            -

Christopher C. Bergen.............  2005    298,619    38,647           -            -              -       16,978
  President and Chief               2004    286,983         -           -       41,500              -       12,934
  Operating Officer                 2003    268,775    33,000           -            -          7,500       16,978

Simon S. Higginbotham(5)..........  2005    219,875    21,344           -            -              -            -
  Vice President and Chief          2004    210,777     7,320      37,715            -         15,000            -
  Marketing Officer

Karl Brenkert III.................  2005    208,079    20,197           -            -              -        6,242
  Senior Vice President, Chief      2004    198,892         -           -       24,900              -        5,967
  Financial Officer and             2003    185,016    17,000           -            -         15,000        5,304
  Secretary

Douglas W. Campbell(6)............  2005     87,651         -           -            -              -            -
  Vice President, Secretary and     2004    120,692     8,000           -            -         15,000        3,600
  Chief Legal Counsel

-------------------
(1) The bonuses paid to Mr. Higginbotham and Mr. Campbell in 2004 reflect hiring bonuses.

(2) Perquisites or other personal benefits, if any, received from the Company by any of the Named Executives were substantially less than the reporting thresholds established by the Securities and Exchange Commission (the lesser of $50,000 or 10% of the individual's cash compensation), except for Mr. Higginbotham who in 2004 received reimbursements for relocation costs in the amount of $26,289 and a car allowance of $11,426.

(3) Restricted stock awards were granted in October 2002 and May 2004 as described in the table below. These awards vest over three years with one-third of the award vesting per year; however, as required by rules and regulations of the Securities and Exchange Commission, the compensation reported in the Summary Compensation Table above reflects compensation from the entire award in the year that it was awarded.


     -----------------------------------------------------------------------------------------------------------------
                                                                      2005
                                                                  COMPENSATION      UNVESTED             VALUE OF
                          OCTOBER 2002          MAY 2004          ATTRIBUTABLE     AWARDS AT          UNVESTED AWARDS
                             AWARDS              AWARDS           TO VESTING       12/31/2005         AT 12/31/2005
     -----------------------------------------------------------------------------------------------------------------
        Bergen                4,500               5,000             $ 61,351          3,332              $ 85,766
     -----------------------------------------------------------------------------------------------------------------
        Brenkert                  0               3,000             $ 11,820          2,000              $ 51,480
     -----------------------------------------------------------------------------------------------------------------
        Kendle               10,000              10,000             $131,949          6,666              $171,583
     -----------------------------------------------------------------------------------------------------------------

     Holders of restricted shares are entitled to receive dividends, but the Company has not paid dividends to date. The value of unvested awards at December 31, 2005, is based on the closing price of the Company's shares of Common Stock on December 30, 2005.


                                       11



(4) Compensation paid to Mr. Bergen represents insurance premium payments. Compensation paid to Mr. Brenkert and Mr. Campbell represents the Company's contributions to the 401(k) plan in which all Company employees generally are eligible to participate.

(5) A portion of Mr. Higginbotham's 2004 compensation was paid by a non-U.S. subsidiary of the Company before he relocated to the United States and was converted to U.S. dollars for reporting purposes.

(6) The compensation reported in the compensation table for 2004 and 2005 reflects actual compensation paid to Mr. Campbell during the portion of the respective years in which he was employed by the Company. Mr. Campbell's employment with the Company began April 26, 2004, and ended June 17, 2005.

STOCK OPTIONS

    There were no grants of stock options to, or exercises of stock options by, the Named Executives during the year ended December 31, 2005. The table below provides fiscal year-end option values for stock options held by the Named Executives under the Company's stock option plans.

                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                   SHARES                            OPTIONS AT                 AT DECEMBER 31,
                                 ACQUIRED ON      VALUE         DECEMBER 31, 2005(#)               2005($)(1)
NAME                             EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                             -----------   -----------   -------------------------    -------------------------
Dr. Candace Kendle...........         -             -           12,370        8,680          201,124       164,689
Christopher C. Bergen........         -             -           12,120        8,680          198,196       164,689
Karl Brenkert III............         -             -            6,000        9,000          115,470       173,205
Simon S. Higginbotham........         -             -            3,000       12,000           54,120       216,480

-------------------
(1) Value is calculated by using the difference between $25.71, the average of the high and low share price of Common Stock on December 30, 2005, and the exercise price for the option.

                               PERFORMANCE GRAPH

    The following graph compares the five-year cumulative total shareholder returns of the Company's Common Stock with the Nasdaq Stock Market (U.S.) Index and the Nasdaq Health Services Index.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

     AMONG KENDLE INTERNATIONAL INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,

                      AND THE NASDAQ HEALTH SERVICES INDEX


                              [Performance Graph]


    The graph assumes that a $100 investment was made on December 31, 2000, and the reinvestment of all dividends.

                                                 DOLLAR VALUE OF $100 INVESTMENT AT DECEMBER 31
                                   ---------------------------------------------------------------------
                                     12/00       12/01       12/02        12/03       12/04       12/05
                                     -----       -----       -----        -----       -----       -----
Kendle International Inc. ......... 100.00      202.87       88.56        63.80       88.55      259.02
NASDAQ Stock Market (U.S.)......... 100.00       79.08       55.95        83.35       90.64       92.73
NASDAQ Health Services............. 100.00      108.29       92.53       128.80      159.27      172.19

PROTECTIVE COMPENSATION AND BENEFIT AGREEMENTS

    The Company has entered into Protective Compensation and Benefit Agreements with certain employees, including each of the Named Executives of the Company. These agreements are subject to annual review by the Company's Board of Directors and, upon their respective termination dates, automatically will be extended in one-year increments unless cancelled by the Company. The agreements provide for specified benefits, including two years' compensation, upon the occurrence of certain events following a change in control as that term is defined in the agreements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Management Development and Compensation Committee at the end of 2005 were G. Steven Geis, Frederick A. Russ and Robert C. Simpson. None of these members is or was a current or former officer or employee of the Company or any of its subsidiaries. No Named Executive of the Company serves as a director or as a member of a committee of any company of which any of the Company's non-employee directors are executive officers.

      RATIFICATION OF APPOINTMENT OF REGISTERED PUBLIC ACCOUNTING FIRM
                         (ITEM 2 ON THE PROXY CARD)

    The Audit Committee of the Company's Board of Directors reappointed Deloitte & Touche LLP as the Company's registered public accounting firm for 2006. Although not required by law, the Board of Directors is seeking shareholder ratification of this appointment. If ratification is not obtained, the Board of Directors intends to continue the engagement of Deloitte & Touche LLP at least through 2006. However, the Audit Committee, in its discretion, may engage a different registered public accounting firm at any time during the year if the Audit Committee determines that a change would be in the best interests of the Company. The affirmative vote of a majority of shares voting at the Annual Meeting is required for ratification.

    Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be given an opportunity to comment, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

FEES PAID TO REGISTERED PUBLIC ACCOUNTING FIRM

    The Company incurs costs for professional services rendered by its registered public accounting firm as follows:

    o AUDIT FEES - These are fees for professional services rendered by the Company's registered public accounting firm for its audit of the Company's consolidated annual financial statements; statutory audits of the Company's foreign operations; and reviews of the unaudited quarterly consolidated financial statements contained in the Quarterly Reports on Form 10-Q filed by the Company during those years.

    o AUDIT-RELATED FEES - These are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. Audit-related services primarily include audits of the Company's employee benefit plans.

    o TAX FEES - These are fees for services related to tax compliance, tax advice and tax planning, including compliance, planning and advice with respect to both domestic and foreign subsidiaries of the Company.

    o ALL OTHER FEES - These are fees for permissible services other than those in the three categories previously described.

    The table below sets forth fees paid by the Company for professional services billed by the registered public accounting firm for each of the last two fiscal years. These fees are described in more detail following the table.

                                          2005          2004
                                          ----          ----

        Audit Fees                      $783,698      $754,138
        Audit-Related Fees              $ 12,000      $ 52,900
        Tax Fees(1)                     $ 61,412      $ 64,812
        All Other Fees(2)               $ 17,250      $  8,272
                                        --------      --------
          Total                         $874,360      $880,122
                                        ========      ========

Notes:
--------------
(1) In 2004 and 2005, tax compliance services comprised $46,517 and $56,126, respectively, of the tax fees billed.

(2) In 2004, these fees primarily related to services in connection with the Company's analysis of business expansion into new markets. In 2005, these fees primarily related to compliance with local requirements for the Company's non-U.S. subsidiaries.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

    The Audit Committee pre-approves all audit, audit-related, tax and other permissible services that will be provided by the registered public accounting firm. To manage the pre-approval process, the Audit Committee in 2004 adopted a Policy on Approval of Audit and Non-Audit Services Provided by Outside Auditors (the "Pre-Approval Policy"). One hundred percent
(100%) of services rendered by the registered public accounting firm in 2005 were pre-approved by the Audit Committee.

    Under the Pre-Approval Policy, the registered public accounting firm is required to provide the Audit Committee with detailed documentation about the specific services that will be provided. In reviewing the request for pre-approval, the Audit Committee will consider, among other things, whether the proposed services are consistent with the rules on auditor independence. A service pre-approved by the Audit Committee is valid for a term of 12 months unless the Committee considers a different approval term and approves otherwise. Any services exceeding pre-approved cost levels or budgeted amounts will require separate pre-approval by the Audit Committee. The Pre-Approval Policy prohibits the Audit Committee from engaging the registered public accounting firm to render services that are prohibited by the Public Companies Accounting Oversight Board or the applicable rules and regulations promulgated by the Securities and Exchange Commission.

    The Pre-Approval Policy permits the Audit Committee to appoint a designated committee member to approve certain services. A designated member's pre-approval of services is required to be reported to the Audit Committee at the ensuing Audit Committee meeting. The Pre-Approval Policy prohibits the Audit Committee from delegating its pre-approval responsibilities to the Company's management.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

    RESOLVED, that the Audit Committee's appointment of Deloitte & Touche LLP as the Company's registered public accounting firm to conduct the annual audit of the Company's financial statements for the fiscal year ending December 31, 2006, hereby is ratified and approved.

                               OTHER MATTERS

    The Board knows of no other matters which will be presented at the Annual Meeting. If, however, any other matter is properly presented at the Annual Meeting, it will require the affirmative vote of a majority of shares voting for approval.

                             OTHER INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who beneficially own more than ten percent (10%) of the Company's Common Stock to file reports of ownership with the Securities and Exchange Commission (the "Commission") and to furnish the Company with copies of these reports. Based solely upon its review of reports received, or upon written representation from certain reporting persons that no reports were required, the Company believes that during 2005 all filing requirements were met.

SOLICITATION OF PROXIES

    The costs of soliciting proxies will be borne by the Company. In addition to this solicitation by mail, directors, officers and other employees of the Company may solicit proxies in person or by telephone, make additional requests for the return of proxies and may receive proxies on behalf of the Company. Brokers, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of Common Stock and will be reimbursed for their expenses.

SHAREHOLDER COMMUNICATIONS WITH BOARD

    Shareholders may communicate with the full Board or individual directors on matters concerning the Company by mail to the attention of the Company's Secretary. All mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

SHAREHOLDER PROPOSALS

    Shareholders who desire to have proposals included in the notice for the Annual Meeting of Shareholders to be held in spring 2007 must submit their proposals in writing by December 5, 2006, to the Company, Attention: Karl Brenkert III, Secretary, 1200 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202.

    The form of Proxy for this meeting grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in the Company's Proxy Statement and except for matters as to which adequate notice is received. For notice to be deemed adequate for the 2007 Annual Meeting of Shareholders, it must be received prior to February 20, 2007. If there is a change in the anticipated date of next year's Annual Meeting of Shareholders or in the notice deadline by more than 30 days, the Company will notify you of this change through its Form 10-Q filings.

FINANCIAL STATEMENTS AVAILABLE

    The Company's Annual Report to Shareholders for the year 2005 is enclosed with this mailing. A copy of the Annual Report to the Commission on Form 10-K is available without charge upon written request to: Investor Relations, Kendle International Inc., 1200 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202. The Company's Annual Report on Form 10-K and certain other recent filings with the Commission are available at the Company's Web site at www.kendle.com. The Company's Annual Report on Form 10-K and its other filings with the Commission are also available at the Commission's Web site at www.sec.gov. Additionally, these filings may be read or copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 70549.

                                    By Order of the Board of Directors,

                                    /s/ Karl Brenkert III

                                    Karl Brenkert III
                                    Secretary

April 3, 2006

                         KENDLE INTERNATIONAL INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/
[                                                                            ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. Authority to elect as directors the following eight   For  Withhold  For All
   (8) nominees:                                         All     All     Except
   01-Candace Kendle, 02-Christopher C. Bergen,          / /     / /      / /
   03-Robert R. Buck, 04-G. Steven Geis, 05-Donald
   C. Harrison, 06-Timothy E. Johnson, 07-Frederick A.
   Russ, & 08-Robert C. Simpson
   (INSTRUCTION: WRITE THE NUMBER(S) OF ANY NOMINEE(S)
   FOR WHOM AUTHORITY TO VOTE IS WITHHELD.)


   --------------------------------------------------


2. To ratify the appointment of Deloitte & Touche LLP    For  Against  Abstain
   as the Company's registered public accounting         / /    / /      / /
   firm for 2006.




The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated April 3, 2006 and the Proxy Statement furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.

                              Dated:                               , 2006
                                    -------------------------------


------------------------------------------------------------------------------
                                 (Signature)


------------------------------------------------------------------------------
                                 (Signature)

(Important: Please sign exactly as name appears hereon indicating, where proper, official position or representative capacity. In the case of joint holders, all should sign.)

------------------------------------------------------------------------------
                            FOLD AND DETACH HERE

                          YOUR VOTE IS IMPORTANT!

                   PLEASE DATE, SIGN AND RETURN PROMPTLY
                         IN THE ENCLOSED ENVELOPE.

PROXY                    KENDLE INTERNATIONAL INC.                       PROXY

                              1200 Carew Tower
                              441 Vine Street
                           Cincinnati, Ohio 45202

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby appoints Karl Brenkert III and Jarrod B. Pontius, or either of them, proxies of the undersigned, each with the power of substitution, to vote all shares of Common Stock that the undersigned would be entitled to vote on the matters specified below and in their discretion with respect to such other business as may properly come before the Annual Meeting of Shareholders of Kendle International Inc. to be held on May 11, 2006 at 9:30 A.M. Eastern Time in the Green Room at the Aronoff Center for the Arts, 650 Walnut Street, Cincinnati, Ohio or at any postponement or adjournment of such Annual Meeting.

THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.

      PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. (This proxy is continued and is to be signed on the reverse side.)

------------------------------------------------------------------------------

                                   APPENDIX


     Page 13 of the proxy statement contains a Performance Graph. The information contained within the graph is presented in a tabular format immediately following the graph.